UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)         April 22, 2004
                                         -------------------

                STANDEX INTERNATIONAL CORPORATION
     -------------------------------------------------------
     (Exact name of registrant as specified in its chapter)

Delaware                1-7233                   31-0596149
---------------------   ----------------     -------------------
(State or other         (Commission             (IRS Employer
jurisdiction of           File Number)       Identification No.)
of incorporation)

6 Manor Parkway, Salem, New Hampshire              03079
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number,
including area code                       603-893-9701
                                          ---------------


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(Former name or former address, if changed since last report)



Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

(c) Exhibits - The following exhibit is provided as part of the information furnished under Item 9 and Item 12 of this Current Report on Form 8-K.

         Exhibit No.    Description

         99            Press Release of Standex International
                       Corporation dated April 22, 2004.

Item 9.   REGULATION FD DISCLOSURE

On April 22, 2004, the registrant issued a press release announcing earnings for the quarter ended March 31, 2004. A copy of the release is furnished herewith as Exhibit 99 and incorporated herein by reference. This Current Report on Form 8-K and the press release attached hereto are being furnished by Standex International Corporation pursuant to Item 9 and Item 12 of Form 8-K.

                         STANDEX INTERNATIONAL CORPORATION
                           SIGNATURES


Date:  April 22, 2004   /s/Christian Storch
                        ---------------------------------
                        Christian Storch
                        Chief Financial Officer

                        Principal Financial Officer